18

                         LEASE AGREEMENT

      THIS LEASE AGREEMENT (as hereinafter defined, this "Lease") made this the 16th day of February, 2000 by and between SIGNTECH USA, LTD., a Texas limited partnership (as hereinafter defined, "Landlord"), and ARLON SIGNTECH, LTD., a Texas limited partnership (as hereinafter defined, "Tenant").

                      W I T N E S S E T H:

     1.   Definitions.  When used in this Lease and not otherwise
defined,   the  following  capitalized  terms  shall   have   the
respective meanings as follows:

           "ADA" shall have the meaning set forth in Paragraph 16 of this Lease.

          "Affiliate" shall mean, with respect to any person, any other person controlling, controlled by, or under common control with such person.

          "Base CPI" shall mean the CPI for the most recent month before the beginning of the initial term of this Lease, it being agreed that such CPI was ______.

           "Base Rent" shall have the meaning set forth in Paragraph 5 of this Lease.

           "Building" shall mean the building located on the real property described in Exhibit A and containing the interior portions of the Premises, it being acknowledged by the parties that Landlord or others claiming through Landlord may use the remaining portions of the Building.

           "CPI" shall mean the "Consumer Price Index-Seasonally Adjusted U.S. City Average For All Items For All Urban Consumers, (1982-84=100)," published monthly in the "Monthly Labor Review" of the Bureau of Labor Statistics of the United States Department of Labor. If such CPI is discontinued, the "Consumer Price Index-Seasonally Adjusted U.S. City Average For All Items For Urban Wage Earners and Clerical Workers (1982-84=100)," published monthly in the "Monthly Labor Review" of the Bureau of Labor Statistics of the United States Department of Labor (the "CPI-W"), will be used instead of such CPI for making the computation
set  forth  above.   If  the  CPI-W is  discontinued,  comparable
statistics on the purchasing power of the consumer dollar published by the Bureau of Labor Statistics of the United States Department of Labor will be used for making the computation set forth above. If the Bureau of Labor Statistics will no longer maintain statistics on the purchasing power of the consumer
dollar,   comparable  statistics  published  by   a   responsible
financial periodical or recognized authority agreeable to the parties will be used for making the computation set forth above. If the base year "(1982-84=100)" or other base year used in computing the CPI is changed, the figures used in making the computation above will be changed accordingly, so that all
increases   in   such   price  index  are  taken   into   account
notwithstanding any such change in the base year.

           "Environmental, Health and Safety Laws" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Clean Air Act, the Federal Water Pollution Control Act, the Hazardous Materials Transportation Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Medical Waste Tracking Act, the Occupational Safety and Health Act of 1970, as amended, together with all other laws (including rules, regulations, codes, injunctions, judgments, orders, decrees, and rulings thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety (specifically including the Occupational Safety and Health Administration), all as the same now exist or hereafter may be amended.

          "Hazardous Materials" shall mean any waste or other substance that is listed, defined, designated, or classified as, or otherwise determined to be, hazardous, radioactive, or toxic or a pollutant or a contaminant under or pursuant to any of the Environmental, Health, and Safety Laws, including but not limited to any admixture or solution thereof, and specifically including but not limited to waste oil, petroleum and all derivatives thereof or synthetic substitutes therefor and friable asbestos.

           "Landlord" shall mean Signtech USA, Ltd., a Texas limited partnership that soon will change its name to "Salsa" or some other appropriate name not including the word "Signtech," the owner of the Premises and the landlord under this Lease, together with its successors and permitted assigns.

          "Lease" shall mean this Lease Agreement and all written amendments hereto that hereafter shall be executed and delivered by Landlord and Tenant.

           "New CPI" shall mean, with respect to determination of Base Rent for either renewal term, the CPI for the most recent month before the beginning of such renewal term.

          "Premises" shall mean the real property to be leased by Tenant from Landlord under this Lease, consisting of certain portions of the real property and improvements located at 4669 Highway 90 West, San Antonio, Texas and more particularly described in Exhibit A hereto, including, without limitation, (a) approximately 90,470 square feet of manufacturing space located within the Building, (b) 7,792 square feet of office space located within the Building, and (c) the right to use the exterior portions of the real property described in Exhibit A hereto, including a Proportionate Share of the parking spaces. The portions of the Building to be occupied by Tenant are described in the drawing of the Building attached hereto as Exhibit B.

           "Proportionate Share" shall mean, with respect to either Landlord or Tenant, a share based upon the size of that portion of the Building allocated to such party, it being agreed that:

                (a) the Proportionate Share of Tenant shall be that fraction of the whole of which (1) the numerator is the number of square feet located in the Building and leased by Tenant under this Lease, and (2) the denominator is the total number of square feet in the Building, and

                (b) the share of Landlord shall be the entire balance of the whole.

           "Tenant" shall mean Arlon-Signtech, Ltd., a Texas limited partnership, the lessee of the Premises under this Lease, and if this Lease shall be validly assigned, or if the Premises shall be validly sublet, then "Tenant" shall include the Tenant's assignees or sub-Tenants as to the particular portions of the Premises covered by such assignment or sub-lease.

       2. Leasing of Premises. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Tenant, has leased and rented, and by these presents does lease and rent, unto said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the Premises. Landlord covenants that Tenant, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Landlord, anyone claiming by, through or under Landlord, or any other party, except as otherwise specifically provided in this Lease.

      3. Term. Unless renewed by Tenant in its discretion in the manner hereinafter provided, the term of this Lease shall be for a period of three (3) years, with such term to begin on the _____ day of February, 2000 and to end on the ______ day of February, 2003.

      4. Renewal Options. Provided it is not then in default under the Lease, Tenant may renew the term of this Lease up to two (2) consecutive times for five (5) additional years per renewal by written notice of its election to do so given to Landlord at least one hundred eighty (180) days prior to the expiration date of the initial term or the expiration date of the first renewal term, as applicable. With the exception of rent, the renewal term will be on all of the terms and conditions of this Lease. The rent for each renewal term shall be increased as follows:

           (a) For the first renewal term, the annual rental shall be the amount determined by multiplying the Base Rent by a fraction of which:

               (1)  the numerator is New CPI; and

               (2)  the denominator is the Base CPI.

           (b) For the second renewal term, the annual rental shall be the amount determined by multiplying the Base Rent by a fraction of which:

               (1)  the numerator is the New CPI; and

               (2)  the denominator is the Base CPI.

           (c) In no event shall the annual rental for any renewal term be reduced by operation of the formula set forth in this Paragraph.

      5. Rental. For the initial term of this Lease, Tenant will pay an annual rental of Four Hundred Twelve Thousand Seven Hundred and 40/100 Dollars ($412,700.40) (the "Base Rent") per year. The annual rental for each year of the initial term of this Lease will be due and payable in twelve equal monthly installments of Thirty Four Thousand Three Hundred Ninety-One and 70/100 Dollars ($34,391.70) in advance on the first day of each and every calendar month during the initial term of this Lease. The first payment of such annual rental is to be made on the _____ day of February, 2000, pro-rated if the term begins on a day other than the first day of the month. The parties acknowledge that the Base Rent during the initial term is based on an agreed rental amount of four dollars and twenty cents ($4.20) per square foot and a gross square footage of the interior portions of the Premises of 98,262 square feet, consisting of 90,470 square feet of manufacturing space and 7,792 square feet of office space. If the actual square footage of the Premises is less than as set forth above, the annual rental (and monthly payments) shall abate proportionately.

      The annual rental for each year of any renewal term of this
Lease   will   be  due  and  payable  in  twelve  equal   monthly
installments in advance on the first day of each and every calendar month during the renewal term.

     6.   Utility Bills.

           (a) For any utilities that are separately metered, Tenant will pay all utility bills of all types, including, but not limited to, water and sewer, natural gas, electricity and sanitary pick up bills for the Premises, or used by Tenant in connection therewith. If Tenant does not pay same, Landlord may pay the same, and such payment will be added to the next due monthly installment of rental of the Premises.

          (b) For any utilities that are not separately metered, Tenant will pay to Landlord its Proportionate Share of utility costs no later than the date such utility costs are due and payable to the utility provider. If Landlord does not then pay same, Tenant may pay such utility costs, and Tenant's rent will be abated by such amount so paid by Tenant.

     7.   Ad Valorem Taxes.

            (a) Tenant shall pay as additional rent its Proportionate Share of any and all ad valorem real estate taxes assessed and levied against the real property described in Exhibit A to this Lease and the improvements thereto. Tenant's proportionate share shall be payable to Landlord no later than the date such taxes may be paid without penalty or interest.

           (b) Tenant shall pay its fair share of any special assessment imposed upon the Property, it being agreed that
Tenant's fair share shall be based on both (1) Tenant's Proportionate Share of the Building, and (2) the ratio of the then remaining term of this Lease to the useful life of the improvement to which the special assessment pertains. Tenant's fair share shall be payable to Landlord no later than the date such taxes may be paid without penalty or interest.

           (c) Tenant will pay timely any and all ad valorem taxes assessed against the personal property of Tenant located on the Premises, during the entire term thereof.

           (d) Tenant shall have the right, at Tenant's sole expense, to appeal any and all taxes applicable to the Premises and Landlord agrees that Landlord will cooperate with Tenant reasonably and sign all documents reasonably required in connection with any such appeal. Provided that an appeal or protest of a tax assessment will operate to suspend the collection of assessed taxes and the enforcement of the lien for the assessed tax, Tenant may delay payment of any portion of such taxes which are the subject of an appeal or protest until the resolution of such appeal or protest, in which event Tenant shall be solely responsible for the payment of any penalties, interest, or additional taxes which result from such delay. Notwithstanding the foregoing, Tenant shall not permit the filing of a tax lien against the Premises.

     8.   Insurance.

           (a) Landlord will carry "All Risk" Insurance Coverage on the demised Premises in an amount not less than the full insurable value. The term "full insurable value" will mean the actual replacement cost, excluding foundation and excavation costs, as reasonably determined by Landlord. Such policies will name Tenant as an additional named insured. Tenant will reimburse Landlord for its Proportionate Share of the "All Risk" Insurance Coverage no later than the date the premium on the coverage is due and payable to the insurance carrier. If Landlord fails in its obligations to obtain or maintain said insurance, Tenant may, at its option, either (1) make the requisite payments for Landlord's insurance and have its rent abated by said amount, or (2) obtain its own insurance, for which Landlord will be liable to Tenant for its Proportionate Share of the costs thereof.

            (b) Tenant will carry at Tenant's own expense insurance coverage on all equipment, fixtures and appliances. Landlord acknowledges that consistent with the practices of Tenant's ultimate parent entity, certain perils that are insured by many businesses are self-insured by Tenant up to the parent entity's prescribed excess insurance attachment point.

           (c) Landlord and Tenant waive all rights to recover against each other or against any other Tenant or occupant of the Building, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees, or business visitors of each other or of any other Tenant or occupant of the Building, for any loss or damage arising from any cause covered by any insurance required to be carried by each of them pursuant to this Paragraph or any other insurance actually carried by each of them. Landlord and Tenant will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all policies of insurance carried in connection with the Building or the Premises or the contents of either of them to the extent such waivers are available.

      9. Maintenance and Repairs by Tenant. Landlord warrants as of the commencement date of this Lease that the Premises are structurally sound and that all electrical, lighting, utility, fire safety, HVAC, and all operating systems are in good working condition and are not in need of repair. Except as set forth in Paragraph 10, Tenant will, at its own expense, keep and maintain the interior of the Premises, including all systems pertaining to electrical, lighting, and HVAC; provided, however, if the HVAC system serves both Landlord and Tenant, Landlord shall be responsible for its maintenance and repair, and Tenant shall reimburse Landlord for its Proportionate Share of the costs of said repair no later than the date the cost of the maintenance and repairs is due and payable by Landlord. It is the intent of the parties that Tenant will only be required to make repairs or replacements which are not structural in nature.

      10. Repairs by Landlord. Landlord agrees to maintain and keep in good repair the roof, exterior walls, structural supports (including foundations), exterior doors of any and all buildings located on the Premises, and all water or sewer pipes located underground or in the slab, sidewalks, parking lots, driveways and other vehicular access and maneuvering areas. Landlord will also be responsible for any repairs or replacements which are structural in nature, which are extraordinary or capital in nature, which will increase the value of the Premises subsequent to the end of the then term, and any other repairs not expressly delegated to Tenant in this Lease. Landlord will also promptly clean up and dispose of any Hazardous Materials found on, in or under any portion of the Premises, remediate the Premises to comply with any and all environmental laws applicable thereto, and pay for all clean up and disposal costs at no cost to Tenant, unless directly caused by Tenant, its employees, agents or contractors.

      11. Destruction of or Damage to the Premises. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease will terminate as of the date of such destruction, and rental will be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any of such casualties, rental will abate in such proportion as use of the Premises has been destroyed, and Landlord will restore the Premises to substantially the same condition as before the damage as speedily as practicable, whereupon full rental will recommence; however, if the damage will be so extensive the same cannot be reasonably repaired and restored within _______ (__) months' time from the date of the casualty, then either Landlord or Tenant may cancel this Lease by giving written notice to the other party within thirty (30) days from the date of such casualty. In such event, rental will be apportioned and paid up to the date of such casualty.

      12. Modifications and Alterations to the Premises. No modifications, alterations, or improvements to the Building or openings cut through the roof are allowed without the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed.

      13. Removal of Fixtures. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any renewal or extension thereof, remove all personal property, fixtures and equipment which Tenant has placed in the Premises, provided that during such removal Tenant will make all reasonable repairs necessary to return the Premises to its original condition, reasonable wear and tear excepted.

      14. Return of the Premises. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease in same condition and repair, reasonable wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted.

     15.  Condemnation.

           (a) If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purpose herein leased, shall be condemned by any legally constituted authority for any public use or purpose or if Landlord shall sell the Premises under threat of condemnation, then in either such case the term of this Lease will end at the time when possession thereof is taken by public authorities, and rental will be accounted for as between Landlord and Tenant as of that date. Such termination, however, will be without prejudice to the rights of Landlord to recover compensation and damage caused by condemnation from the condemnor or the rights of Tenant to recover from the condemnor compensation for its costs of relocation (including for any business disadvantage or increased rent resulting from such relocation) and for the unamortized value of leasehold improvements made by Tenant. It is further understood and agreed that neither Tenant nor Landlord will have any rights in any award made to the other by any condemning authority.

           (b) If there is a partial taking of the Premises by condemnation and if it is not so extensive as to render the remaining portion (after restorations) unsuitable for the business of Tenant, then this Lease will continue in effect and Landlord, upon receipt of the award in condemnation, will expeditiously commence and complete all necessary repairs and restorations to the Premises so as to constitute the portion of the Building not taken a complete architectural unit and restore the Premises as nearly as practicable to its prior condition; provided, however, that such work does not exceed the scope of the original construction, and Landlord will not be under any duty to expend amounts in excess of the award received by Landlord. Rent, taxes and other charges payable by Tenant will equitably abate while Landlord's repairs and restorations are in process. If a partial taking consists only of a street widening or utility easement which, at Tenant's reasonable judgment, is determined not to materially affect Tenant's use of the Premises, this Lease will continue in full force and effect without abatement of rent, taxes or other charges.

      16. Governmental Orders. Tenant agrees, at its own expense and solely in relation to those portions of the Premises which Tenant is required to maintain or repair under Paragraph 9, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's specific use of said Premises. Notwithstanding the foregoing, the Tenant will not be liable for: (a) repairs, alterations, replacements or retrofitting required by the accessibility or path of travel requirements set forth in Title III of the Americans With Disabilities Act of 1990, 42 USC 12101, et seq. and regulations and guidelines promulgated thereunder, as amended from time to time (collectively referred to as "ADA"); (b) repairs, alterations or replacements required to comply with federal, state or local indoor air quality laws, rules or regulations (separate and apart from any such laws, rules or regulations that are specific to Tenant's industry); or (c) repairs, alterations or replacements described in Paragraph 10. Landlord agrees to promptly comply with any other governmental or regulatory requirements if not made necessary by reason of Tenant's occupancy of the Premises or relating to those portions of the Premises which Landlord is required to maintain or repair under Paragraph 10.

     17. Assignment. Tenant may assign this Lease or sublet all or part of the Premises to (a) any Affiliate of Tenant, and (b) any entity that is not an Affiliate of Tenant that succeeds to the entire business of Tenant through purchase, merger, consolidation or reorganization. Any other subletting of all or any portion of the Premises or assignment in whole or in part of this Lease shall be prohibited without the prior written consent of Landlord, which shall not be withheld unreasonably. Subtenants or assignees will become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability.

     18. Mortgagee's Rights. Tenant's rights will be subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Landlord, and Tenant agrees, at Landlord's cost, to execute and deliver such documentation as may be reasonably required by any such mortgagee to effect any subordination. Provided, however, as a condition to such subordination, Landlord must secure from each mortgagee a nondisturbance agreement acceptable to Tenant providing that in the event of a foreclosure the mortgagee will recognize the validity of this Lease and, provided that Tenant is not in default, will not disturb Tenant's possession or its rights under this Lease. Landlord and Tenant specifically approve the form of Subordination, Nondisturbance and Attornment Agreement attached hereto as Exhibit C.

      19. Use of the Premises. The Tenant may use the Premises for the manufacturing of plastics or other products, warehousing, storage, and related office purposes, for engaging in the flexible signage materials, screen-printing, heat transfer and related products businesses, or for any other lawful purpose. The Premises will not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance, based on the above purposes for which the Premises are leased.

     20. Signs. Tenant will have the right to erect at Tenant's sole expense signage at the entrance to and upon the Premises, including but not limited to a customary trade sign identifying the business of Tenant. The erection of signage by Tenant will be subject to and in conformity with all applicable laws, zoning ordinances and building restrictions or covenants of record. On or before termination of this Lease, Tenant will remove the signage thus erected, and will repair any damage or disfigurement, caused by such removal. All signage proposed by Tenant shall be subject to Landlord's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

      21. Tenant's Right of First Refusal to Purchase. Landlord will have the right to sell the real property described in Exhibit A and all improvements thereto, but such right shall be subject to the following conditions:

           (a) Landlord shall give notice of each proposed sale, including the purchase price and all other terms and conditions, to Tenant;

           (b) Tenant will have the right to purchase such real property at the purchase price and on the other terms and conditions offered by Landlord or offered to Landlord by the third party (which offer Landlord wishes to accept), by giving notice to Landlord within twenty (20) business days after Landlord has notified Tenant of the terms of Landlord's proposed sale; and

           (c) if Tenant does not give notice of the exercise of its option within such time, Landlord will have the right to sell such real property upon the terms stated in the offer made or received by Landlord, but not upon terms more favorable to the purchaser, unless Landlord again gives notice pursuant to Subparagraph (a) above, and Tenant does not exercise its option based upon the new terms. Notwithstanding the foregoing, Tenant's right of first refusal to purchase such real property shall not apply to Landlord's sale of such real property as part of the sale by Landlord of a portfolio of properties that includes such real property and at least two other properties of equal or greater value.

     22. Entry for Carding, etc. Landlord may card the Premises "For Rent" ninety (90) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours during the term of this Lease to exhibit the same to prospective purchasers and to make repairs required of Landlord under the terms hereof. Landlord may card the real property described on Exhibit "A" "For sale" or any portion of the real property other than the Premises "For Rent" at any time.

     23.  Indemnity.

           (a) Landlord agrees to indemnify and save harmless Tenant and its parents, subsidiaries, Affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation) arising during or after the Lease term: (1) as a result of any violation by Landlord or prior owners or occupants of the Premises of any applicable federal, state or local environmental laws or regulations, as now or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (2) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed prior to commencement of the Lease term, including the matters referenced in the Asset Purchase Agreement between Landlord, as Seller, and Tenant, as Buyer, under which Landlord has undertaken responsibility for certain corrective environmental measures; or
(3) as a result of any violation of the accessibility or path of travel requirements imposed by ADA; or (4) as a result of any of Landlord's representations and warranties being untrue. These indemnities will survive the expiration, cancellation or termination of the Lease. Notwithstanding the foregoing, Landlord's indemnities shall not apply or extend to claims arising from or caused by Tenant.

           (b) Tenant agrees to indemnify and save harmless Landlord and its parents, subsidiaries, Affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorneys' fees and expenses of litigation) arising during or after the Lease term: (1) as a result of any violation by Tenant of any applicable federal, state or local environmental laws or regulations, as now or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (2) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed after commencement of the Lease term and which was caused by or brought onto the Premises by Tenant or Tenant's agents, contractors, employees, licensees and invitees; or (3) as a result of any violation by Tenant of the accessibility or path of travel requirements imposed by ADA; or (4) as a result of any of Tenant's representations and warranties being untrue. These indemnities will survive the expiration, cancellation or termination of the Lease; provided, however, that Tenant will not be liable for the acts of Landlord or of any other tenants of said property.

     24.  Default of Tenant.

           (a) It shall be a default by Tenant if: (1) the rent herein required is not paid at the time and place when and where due and Tenant fails to pay said rent within ten (10) days after written demand from Landlord; or (2) Tenant fails to comply with any material term, provision, condition, or covenant of this
Lease, other than the payment of rent, and will not cure such failure within thirty (30) days after notice to Tenant of such failure to comply or such additional time period as may reasonably be necessary to effect a cure of the default provided that Tenant commences and diligently pursues a cure of the default; or (3) Tenant causes any lien to be placed against the Premises and does not cure the same within thirty (30) days after notice from Landlord to Tenant demanding cure.

            (b)   Upon  any  default  by  Tenant  referenced   in
Subparagraph (a) above, Landlord may, in addition to, and not in limitation of any other remedy permitted by law or by this Lease:

                (1) terminate this Lease, in which case Tenant shall (A) immediately surrender the Premises to Landlord, and (B) indemnify Landlord for all loss and damage that Landlord may suffer by reason of such termination, whether through inability to relet the Premises, or through decrease in rent, or otherwise; or

               (2) acting as Tenant's agent, without terminating this Lease, may terminate Tenant's right of possession, and, at Landlord's option, enter upon and rent the Premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Landlord deems proper, in which case Tenant will be liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on reletting.

Pursuit of any of the foregoing remedies will not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law. In any case, Landlord will use reasonable efforts to mitigate Tenant's damages. Any notice in this provision may be given by Landlord or its attorney. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, will affect Landlord's right to collect rent for the period prior to the termination thereof.

     25. Default of Landlord. It shall be a default by Landlord if Landlord fails to comply with any material term, provision, condition or covenant of this Lease and will not cure such failure within thirty (30) days after notice to Landlord of such failure to comply or such additional time period as may reasonably be necessary to effect a cure of the default provided that Landlord commence and diligently pursues a cure of the default. Upon any default by Landlord, Tenant may, at its option, elect to: (a) terminate this Lease upon thirty (30) days written notice to Landlord; (b) bring an action to require specific performance of Landlord's obligations; (c) provide Landlord with an additional period of time within which to effect that cure; (d) commence such cure itself, and Tenant may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Tenant hereunder, or require that Landlord immediately reimburse Tenant for its expenses; provided, however, in the event of an emergency, Tenant may immediately effect a cure of Landlord's failure should Landlord fail to act immediately to do so, without the requirement of any notice by Tenant to Landlord; and/or (e) pursue any other remedies provided herein or provided by law.

     26.  Warranties of Landlord.  Landlord warrants that:

           (a) Landlord owns the Premises in fee simple and has the right to enter into this Lease. The Premises are free from liens and encumbrances, except for utility easements, unviolated restrictive covenants which do not materially adversely affect Tenant's intended use of the Premises, and other title matters to which the conveyance of the Premises by Landlord to Tenant was subject, including a mortgage for which the mortgagee, Landlord and Tenant have executed a subordination, nondisturbance and attornment agreement. The Premises have legal, direct, pedestrian and vehicular access to and from and abuts one or more publicly dedicated roads;

           (b) Except for the corrective environmental work called for by the Asset Purchase Agreement between Landlord, as Seller, and Tenant, as Buyer, to Landlord's knowledge the Premises are in compliance with all Environmental, Health and Safety Laws.

           (c) Except for the citations that Landlord has separately disclosed to Tenant, Landlord has not received a citation from any regulatory agency for noncompliance with Environmental, Health and Safety Laws. Landlord alone shall be responsible for fines, penalties, and all other damages arising out of any such citation with respect to occurrences or conditions at the Premises prior to the date hereof and for any such items in the portions of the Building other than the Premises or resulting from Landlord's use of such land at any time subsequent to the date hereof.

      27. Holding Over. If Tenant remains in possession of the Premises after expiration of the term hereof with Landlord's acquiescence, Tenant shall be a month to month tenant on the terms that were in effect immediately prior to expiration of the term of this Lease. If Tenant remains in possession of the Premises after expiration of the term hereof without Landlord's acquiescence and after Landlord's written demand for return of the Premises, Tenant will be a tenant-at-sufferance at 150% of the rental rate in effect at end of the Lease. In neither case shall there be deemed to be a renewal of this Lease (other than to a month-to-month basis, as stated above) by operation of law.

      28. Notices. Any notice given pursuant to this Lease will be in writing and sent by certified mail to:

          If to Landlord:     Signtech USA, LTD.
                              4669 Highway 90 West
                              San Antonio, TX 78237
                              Attn:     Mr. James Gandy

          Copy to:            Deven N. Dixon, P.C.
                              Law Office, Trinity Plaza
                              745 East Mulberry Street, Suite 870
                              San Antonio, TX 78212

          If to Tenant:       Arlon Signtech, Ltd.
                              c/o Arlon, Inc.
                              Adhesives and Films Division
                              2811 South Harbor Boulevard
                              Santa Ana, CA 92704
                              Attn:     Mr. Elmer G. Pruim, III
                                        Division President

          Copies to:          Mr. James W. Lambert
                              Vice President
                              Arlon, Inc.
                              300 Primera Blvd., Suite 432
                              Lake Mary, FL 32746

                              Holland & Knight LLP
                              200 South Orange Avenue, Suite 2600
                              Orlando, Florida 32801
                              Attn:     Leighton D. Yates, Jr.

      29. Construction of Lease Terms. Irrespective of which party was responsible for the preparation and drafting of this Lease, the terms of this Lease will not be construed more strictly against such party than against any other party.

      30. Waiver of Rights. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof will constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

      31. Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties hereto will be cumulative but not restrictive to those given by law.

      32.   Time  of  Essence.   Time is of the essence  of  this
Lease.

      33. Entire Agreement. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, will be of any force or effect.

      34. Severability and Governing Law. If any term, covenant or condition of this Lease or the application thereof to any person, entity or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons, entities or circumstances other than those which or to which sued may be held invalid or unenforceable, will not be affected thereby, and each term, covenant or condition of this Lease will be valid and enforceable to the fullest extent permitted by law. This Lease shall be governed by and construed in accordance with the law of the state in which the Premises are located.

      35. Brokerage. Each of Landlord and Tenant warrants to the other that no commissions are payable or due to any broker or finder in connection with this Lease and each of Landlord and Tenant agrees to indemnify, defend and hold the other harmless from and against any commissions or fees or claims for commissions or fees arising under the indemnifying party, which indemnification will expressly survive the termination of this Lease.

      36. No Recording; Memorandum of Lease. This Lease shall not be recorded, but a written Memorandum of Lease in the form of Exhibit D hereto shall be placed of record in the public records of Bexar County, Texas. Such Memorandum of Lease makes specific reference to the term of this Lease, including renewals, and to the right of first refusal granted to Tenant under Paragraph 21 of this Lease.

      IN WITNESS WHEREOF, the parties herein have executed this Lease on the day and year first above written.

                                   "LANDLORD"

                                   SIGNTECH USA, LTD., a Texas
                                   limited partnership

                                     By:    GANDY  GROUP,   INC.,
General                                      Partner
Witnesses:


_____________________________
By:____________________________
Printed:_______________________
Name:_________________________

Its:____________________________

______________________________
Printed:________________________

"TENANT"

                                   ARLON SIGNTECH, LTD., a
                                   Texas limited partnership

                                   By:  ARLON ADHESIVES &
                                               FILMS,       INC.,
General Partner

Witnesses:


_____________________________
By:___________________________
Printed:_______________________
Name:________________________

Its:___________________________


______________________________
Printed:________________________


ORL1 #534655 v7
                EXHIBIT LIST FOR LEASE AGREEMENT


Exhibit  A                     Legal Description of Real Property
Including                                    the Premises

Exhibit  B                      Drawing  of Building  Identifying
Interior                                  Portions  of   Premises
Leased by Tenant

Exhibit  C                      Approved Form  of  Subordination,
Nondisturbance and Attornment Agreement

Exhibit D                     Form of Memorandum of Lease



                            EXHIBIT A


 (Legal Description of the Real Property Including the Premises)